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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549






                             FORM 8-K






                          CURRENT REPORT





             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):
                           May 28, 1996




                FIRST PLACE FINANCIAL CORPORATION
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)




         NEW MEXICO                     0-25956             85-0317365
- - -------------------------------       -----------        ---------------
(State or other jurisdiction of       (Commission        (I.R.S Employer
incorporation or organization)        file number)      Identification No.)




100 EAST BROADWAY, FARMINGTON, NEW MEXICO                     87401
- - -----------------------------------------                     -----
 Address of principal executive offices                      Zip Code



Registrant's telephone number, including area code:  (505) 326-9000
                                                     --------------

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ITEM 5.  OTHER EVENTS

    News Release dated May 28, 1996 announcing the Company's
    3-for-1 stock split which is effective for shareholders of record as of May 15, 1996 and results if the Company's
    Annual Meeting held May 15, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS

         News Release from First Place Financial Corporation dated May 28, 1996.


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                            SIGNATURES

    Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST PLACE FINANCIAL CORPORATION
                              ---------------------------------
                                          (Registrant)


Date:  May 28, 1996           /s/ JAMES D. ROSE
                              -------------------------------------
                              James D. Rose
                              President and Chief Operating Officer